Exhibit 32.2

TIBCO SOFTWARE INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Murray D. Rode, Chief Financial Officer and Executive Vice President, Strategic Operations of TIBCO Software Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the Annual Report on Form 10-K of the Company for the fiscal year ended November 30, 2005, as filed with the Securities and Exchange Commission (the Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 10, 2006

/s/ MURRAY D. RODE
Murray D. Rode
Chief Financial Officer and Executive Vice President, Strategic Operations